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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  July 10, 1996
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                               TBC Corporation
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           (Exact name of registrant as specified in its charter)


Delaware                       0-11579                           31-0600670
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(State or other                  (Commission                     (IRS Employer
jurisdiction of                  File Number)                    Identification
incorporation)                                                        No.)


4770 Hickory Hill Road, Memphis, Tennessee                  38141
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (901) 363-8030
                                                  -----------------------------

                                  Not Applicable
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         (Former name or former address, if changed since last report)





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Item 2.  Acquisition or Disposition of Assets.

         On July 10, 1996, TBC Corporation ("TBC") acquired Big O Tires, Inc., a Nevada corporation ("Big O"), by means of a merger of TBCO Acquisition, Inc., a Nevada corporation and wholly-owned subsidiary of TBC, with and into Big O. The total cash consideration payable by TBC in connection with the merger was $54,646,076.52.

         Articles of Merger effecting the merger were filed with the Nevada Secretary of State on July 10, 1996, immediately following a Special Meeting of Stockholders of Big O at which the merger was approved by the requisite vote of Big O stockholders.

         Pursuant to an Agreement and Plan of Merger, dated as of April 30, 1996 (the "Merger Agreement"), the holders of the 3,317,916 issued and outstanding shares of Big O Common Stock, par value $.10 per share, will receive $16.47 in exchange for each share owned by them. The merger consideration was determined in arms length negotiations conducted by TBC with the Big O Board of Directors and its Investment Committee.

         Prior to the merger, Big O's Common Stock was registered under the Securities Exchange Act of 1934 and traded on The Nasdaq National Market System. On March 13, 1996, the last trading day prior to the announcement of the execution of a letter of intent between TBC and Big O relating to the proposed merger, the closing price of Big O Common Stock was $13.81, and on May 2, 1996, the last trading day prior to the announcement of the execution of the Merger Agreement, the closing price of Big O Common Stock was $15.25.

         Big O is engaged primarily in the business of franchising Big O Tire retail stores and supplying such retail stores with tires and related automotive products for sale. On a limited basis, Big O also owns and operates retail stores and engages in site selection and real estate development for retail stores. Big O's retail stores are located principally in the central and western United States. At June 30, 1996, Big O had 383 franchised retail stores and four company-owned retail stores. Big O is headquartered in Englewood, Colorado.

         Big O retail stores sell, among other things, an exclusive line of premium private label Big O brand passenger, light truck, recreational, and high performance tires manufactured for Big O principally by The
Kelly-Springfield Tire Company (a division of The Goodyear Tire & Rubber
Company).





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         At March 31, 1996, Big O had consolidated total assets of $66,262,000, approximately $16,150,000 of which consisted of property, plant, and equipment, $35,337,000 of which consisted of current assets, and $14,775,000 of which was represented by intangibles, notes receivable, and other assets. Stockholders' equity totalled approximately $38,269,000. At the present time, it is expected that the business of Big O, which is now a wholly-owned subsidiary of TBC, will be conducted substantially as it was prior to the acquisition, including the utilization of its physical assets. However, TBC reserves the right to make changes in the business operations of Big O or the utilization of its physical assets from time to time as TBC deems the same to be necessary or appropriate.

         The funds used to purchase Big O were made available to TBC through the Note Purchase and Private Shelf Agreement described in Item 5 below.

Item 5.  Other Events.

         In order to finance its acquisition of Big O described in Item 2 above, TBC entered into a Note Purchase and Private Shelf Agreement, dated July 10, 1996 (the "Note Agreement"), with The Prudential Insurance Company of America ("Prudential"). Pursuant to the Note Agreement, on July 10, 1996, TBC issued to Prudential a Series A Senior Note in the principal amount of $32,500,000 (the "Series A Note"), a Series B Senior Note in the principal amount of $11,000,000 (the "Series B Note"), and a Series C Senior Note in the principal amount of $16,500,000 (the "Series C Note" and, collectively with the Series A Note and the Series B Note, the "Notes").

         The Series A Note bears interest at the rate of 7.55% per annum, which is payable quarterly, and requires principal payments of $6,500,000 on July 10 in each of the years from 1999 through and including 2002, with a final principal payment of $6,500,000 being due on July 10, 2003.

         The Series B Note bears interest at the rate of 7.87% per annum, which is payable quarterly, and requires a principal payment of $5,500,000 on July 10, 2004, with a final principal payment of $5,500,000 being due on July 10, 2005.

         The Series C Note bears interest at the rate of 8.06% per annum, which is payable quarterly, and requires principal payments of $5,500,000 on July 10 in each of the years 2006 and 2007, with a final principal payment of $5,500,000 being due on July 10, 2008.





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         The Notes, which are unsecured, may be prepaid in whole or in part;
however, depending upon certain then current market interest rates and the then current remaining average life of the Note, payment of a yield maintenance amount calculated in accordance with the Note Agreement could be required.

         The Note Agreement contains representations, warranties, and covenants by TBC which are typical in such financing transactions, including financial covenants dealing with TBC's consolidated working capital ratio, interest expense coverage, and tangible net worth, and which restrict the ability of TBC and its subsidiaries to, among other things, incur additional debt, place liens upon assets, provide guarantees and make loans, advances, and investments, and transfer assets.

Item 7.  Financial Statements and Exhibits.

         (a)     Financial statements of businesses acquired.*

                 Consolidated Balance Sheets of Big O Tires, Inc. at December 31, 1994 and 1995.

                 Consolidated Statements of Income of Big O Tires, Inc. for the years ended December 31, 1994 and 1995.

                 Consolidated Statements of Cash Flows of Big O Tires, Inc. for the years ended December 31, 1994 and 1995.

                 Notes to Consolidated Financial Statements of Big O Tires, Inc. at and for the years ended December 31, 1994 and 1995.

                 Report of Deloitte & Touche LLP on Consolidated Financial Statements of Big O Tires, Inc. at and for the years ended December 31, 1994 and 1995.

                 Unaudited Consolidated Balance Sheet of Big O Tires, Inc. at March 31, 1996.

                 Unaudited Consolidated Statements of Income of Big O Tires, Inc. for the three months ended March 31, 1995 and 1996.

                 Notes to Unaudited Consolidated Financial Statements of Big O Tires, Inc. at March 31, 1996 and for the three months ended March 31, 1995 and 1996.





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         (b)     Pro forma financial information.*

                 Unaudited pro forma condensed consolidated balance sheet of TBC Corporation and Big O Tires, Inc. as of March 31, 1996.

                 Unaudited pro forma condensed consolidated statements of income of TBC Corporation and Big O Tires, Inc. for the year ended December 31, 1995 and the three months ended March 31, 1996.

                 Notes to unaudited pro forma condensed consolidated financial statements.

* The above listed financial statements and pro forma financial information are not included in this report because of the impracticability of providing such items at the time that this report is being filed. TBC intends to file such financial statements and pro forma information promptly, but in no event later than September 23, 1996.

   (c)   Exhibits.

         See Exhibit Index.



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TBC CORPORATION
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                                          (Registrant)



July 25, 1996                              By:/s/Ronald E. McCollough
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(Date)                                        Ronald E. McCollough,
                                              Senior Vice President,
                                              Operations and Treasurer





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                                 EXHIBIT INDEX

Exhibit No. and Description:

(2) Plan of acquisition, reorganization, arrangement, liquidation or succession.

         2.1 Agreement and Plan of Merger, dated as of April 30, 1996, by and among TBC Corporation, TBCO Acquisition, Inc., and Big O
                 Tires, Inc.   (Filed as Exhibit 2.1 to TBC's Current Report on
                 Form 8-K dated April 30, 1996, and incorporated herein by reference.)

(4) Instruments defining the rights of security holders, including indentures.

         4.1 Note Purchase and Private Shelf Agreement, dated July 10, 1996, between TBC Corporation and The Prudential Insurance Company of America.

         4.2 Series A, Series B, and Series C Senior Notes, dated July 10, 1996, issued by TBC Corporation pursuant to the Note Purchase Agreement being filed as Exhibit 4.1.

(23)     Consents of experts and counsel.

         23.1 The consent of Deloitte & Touche LLP to the inclusion in this Report on Form 8-K, and to the incorporation into certain S-8 registration statements of TBC Corporation, of Deloitte & Touche LLP's report on the consolidated financial statements of Big O Tires, Inc. at and for the years ended December 31, 1994 and 1995, will be filed by amendment at the time such consolidated financial statements are filed.

         (27)    Financial Data Schedule.

                 To be filed by amendment.









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